                               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No. ___)

                             Filed by the Registrant [x]

                    Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [X]  Preliminary Proxy Statement
    [] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    []   Definitive Proxy Statement
    []   Definitive Additional Materials
    []   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
--------------------------------------------------------------------------------


                     AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                   [Name of Registrant as Specified In Its Charter]
--------------------------------------------------------------------------------



Teresa E. Axelson                                                 Jerry L. Adams
2450 South Shore Boulevard           With Copy To:   Greer, Herz & Adams, L.L.P.
League City, Texas 77573                                         One Moody Plaza
                                                          Galveston, Texas 77550
                      [Name of Person(s) Filing Proxy Statement]


Payment of Filing Fee (Check the appropriate box):

    []   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a6(i)(1), or
         14a-6(j)(2).

    [] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    []   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1)  Title of each class of securities to which transaction applies:  --
         2)  Aggregate number of securities to which transaction applies:     --
         3)  Per unit price or other underlying value of transaction computed
             pursuant to Exchange Act Rule 0-11:     --
         4)  Proposed maximum aggregate value of transaction:                 --
         5)  Total fee paid

    []   Fee paid previously with preliminary materials.

    [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid
         2)  Form, Schedule or Registration Statement No:
         3)  Filing Party:
         4)  Date Filed:

                                 MARCH 15, 2000
                                   IMPORTANT
                 REQUEST TO AMERICAN NATIONAL INSURANCE COMPANY
                       VARIABLE ANNUITY AND VARIABLE LIFE
                    CONTRACT OWNERS FOR VOTING INSTRUCTIONS

Dear Contract Owner:

    A Special Meeting of American National Investment Accounts, Inc. (the "Fund"), which serves as the funding media for your American National Insurance Company ("American National") variable annuity or variable life insurance policy, will be held at the principal executive offices of the Fund, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, on April 13, 2000, at 8:30 a.m., Central Time. The purpose of the Special Meeting is to consider the three (3) proposals described in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement.

    Shareholders of the Fund are being asked to consider a number of proposals at the Special Meeting. First, under Proposal No. 1, shareholders of the Fund are being asked to ratify or reject the appointment of Tait, Weller & Baker as independent auditors of the fund for its fiscal year ending December 31, 2000. Next, under Proposal No. 2, shareholders of the Fund are being asked to approve or reject certain amendments to the Fund's Articles of Incorporation described in the accompanying Proxy Statement. Finally, under Proposal No. 3, shareholders are being asked to approve or disapprove amending, restating or eliminating the Fund's fundamental investment restrictions, also described in the accompanying Proxy Statement.

    THE BOARD OF DIRECTORS OF THE FUND HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

    Although you are not technically a shareholder of the Fund, at least a portion of your contract value under your variable annuity or variable life policy is invested in shares of one or more of the series or "portfolios" of the Fund through separate accounts established by American National for such purpose. Since the value of your contract invested in the Fund depends on the investment performance of the Fund, you have the right to instruct American National, which is the legal owner of such shares, as to the manner in which the shares of the Fund attributable to your contract value are to be voted. The number of votes for which you may give American National instructions as to each series or "portfolio" of the Fund is equal to the proportional value of the amount you have allocated to each such series or "portfolio" of the Fund. Fractional votes are counted. Fund shares for which no instructions are received, including shares owned by American National, will be voted in the same proportion as those for which instructions are received. Securities Management and Research, Inc. ("SM&R"), the Fund's investment advisor, underwriter and administrator, has advised the Fund that it intends to vote the shares owned by SM&R "FOR" the three proposals.

    Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Fund and a Proxy Card for each series or "portfolio" of the Fund in which your contract values were invested on February 4, 2000, the record date for the Special Meeting of the Fund. The Proxy Statement provides background information and explains the matters to be voted on at the Special Meeting. WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND RETURN TO US THE PROXY CARD ON OR BEFORE April 12, 2000. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION MAILINGS.

    If you have any questions, please call Teresa E. Axelson, Secretary of the Fund, at (800) 526-8346, ext. 229.

                                                 Sincerely yours,

                                                 AMERICAN NATIONAL INSURANCE
                                                 COMPANY

                                                 By:
                                                      ------------------------
                                                          V. E. Soler, Jr.
                                                          VICE PRESIDENT,
                                                          SECRETARY & TREASURER

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
                                 (281) 334-2469

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 13, 2000

                            ------------------------

To the Shareholders of

  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.:

    A Special Meeting (the "Special Meeting") of the Shareholders of American National Investment Accounts, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The meeting will be held on April 13, 2000, at 8:30 a.m. Central Time, for the following purposes:

    (1) To ratify or reject the appointment of Tait, Weller & Baker as independent auditors of the Fund for its fiscal year ending December 31, 2000.

    (2) To approve or reject certain amendments to the Fund's Articles of Incorporation.

    (3) To approve or disapprove amending, restating or eliminating the Fund's fundamental investment restrictions.

    (4) To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    Only the shareholders of record at the close of business on February 4, 2000, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings of shareholders except to the extent required by law. A list of the Fund's shareholders is held in the office of the Fund, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

                                 By Order of the Board of Directors

                                 Teresa E. Axelson
                                 SECRETARY

March 15, 2000

                             YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING YOU CAN CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY. A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING. ADDITIONALLY, A MAJORITY OF THE OUTSTANDING SHARES OF EACH SERIES MUST BE PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING FOR APPROVAL OF THE PROPOSED CHANGE TO THE INVESTMENT RESTRICTIONS OF THE FUND FOR EACH SERIES.

                                PROXY STATEMENT
                FOR AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                             ---------------------

                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
                                 (281) 334-2469

                            ------------------------

                              GENERAL INFORMATION

    The accompanying proxy is being solicited on behalf of the Board of Directors of American National Investment Accounts, Inc. (the "Fund") for the Special Meeting of Shareholders (the "Special Meeting") to be held at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, the principal offices of the Fund, on April 13, 2000, and any adjournment of such meeting.

    This Proxy Statement is being furnished to owners of variable annuity contracts and variable life insurance policies ("Contract Owners") issued by American National Insurance Company ("American National") who have allocated value under their variable annuity contract and variable life insurance policy ("Variable Contracts") to separate accounts (the "Separate Accounts") sponsored by American National which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Accounts invest Contract Owners' assets in the Fund in accordance with instructions received from Contract Owners. The Fund is sponsored by American National for use only in conjunction with Variable Contracts and, therefore, shares of the Fund are not sold directly to the public. BECAUSE CONTRACT OWNERS ARE INDIRECTLY INVESTED IN THE FUND THROUGH THEIR INVESTMENT IN THE SEPARATE ACCOUNTS AND HAVE THE RIGHT TO INSTRUCT AMERICAN NATIONAL HOW TO VOTE SHARES OF THE FUND ON ALL MATTERS REQUIRING A SHAREHOLDER VOTE, CONTRACT OWNERS SHOULD CONSIDER THEMSELVES SHAREHOLDERS OF THE FUND FOR PURPOSES OF THIS PROXY STATEMENT. The number of shares for which a Contract Owner can give voting instructions is determined as explained in the Variable Contracts, and is shown on the enclosed Proxy Card.

    A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. The cost of printing and mailing this Proxy Statement, the attached

Notice and Proxy will be paid by Securities Management and Research, Inc. ("SM&R"), the Fund's underwriter, investment and administrator adviser.

    The Fund is a Maryland corporation consisting of four separate Series: the American National Growth Portfolio (the "Growth Portfolio"), the American National Managed Portfolio (the "Managed Portfolio"), the American National Balanced Portfolio (the "Balanced Portfolio"), and the American National Money Market Portfolio (the "Money Market Portfolio").

    February 4, 2000 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. The Fund had 34,447,911 shares of common stock (the "Common Stock") outstanding on the record date, consisting of 9,907,279 shares of the Growth Portfolio, 10,901,306 shares of the Managed Portfolio, 6,348,914 shares of the Balanced Portfolio and 7,290,411 shares of the Money Market Portfolio. Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated.

    This Proxy Statement and accompanying instruction letter were mailed on or about March 15, 2000 to each Contract Owner who had assets allocated to the Fund on the Record Date. Each such Contract Owner is invited to attend the Special Meeting in person and give instructions instead of giving a proxy.

    Generally, one-half ( 1/2) of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. However, because of Maryland General Corporation Law and the 1940 Act requirements, approval of Proposals 2 and 3 will require the approval of more than one-half ( 1/2) of the Fund's outstanding common shares. (See "Required Vote" in the discussion of each proposal below for a more detailed explanation of the number of votes necessary to approve each such proposal.) Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.

    American National will vote the shares of the fund held by the Separate Accounts in accordance with instructions received from Contract Owners. Shares for which no instructions have been given and shares directly owned by American National ("seed money" shares) will be voted in the same proportion as shares for which American National has received instructions from Contract Owners. SM&R has advised the Fund that it intends to vote the shares owned directly by it (all "seed money" shares) "FOR" the three Proposals described below.

    If, as the time of the Special Meeting nears, the required number of Contract Owners have not given American National instructions to vote for the Proposals, the officers of the Fund may make phone calls to certain of the Contract Owners in order to gather enough favorable instructions for approval of such Proposals.

    American National and SM&R have contributed seed money to the Fund. As of the Record Date, American National's and SM&R's direct ownership in the Fund was as follows:

                                                    NUMBER OF   PERCENT
TITLE OF CLASS (SERIES)  NAME AND ADDRESS OF OWNER   SHARES     OF CLASS
-----------------------  -------------------------  ---------   --------
Growth Portfolio.......  American National          2,688,267     27.1%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and    382,739      3.9%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

Balanced Portfolio.....  American National          2,813,851     44.3%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and    401,583      6.3%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

Managed Portfolio......  American National          2,909,220     26.7%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and    414,793      3.8%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

                                                    NUMBER OF   PERCENT
TITLE OF CLASS (SERIES)  NAME AND ADDRESS OF OWNER   SHARES     OF CLASS
-----------------------  -------------------------  ---------   --------
Money Market
  Portfolio............  American National          2,468,780     33.9%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and    352,503      4.8%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

    SM&R, the investment adviser, manager and underwriter of the Fund, is a wholly-owned subsidiary of American National. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son.

    The Moody National Bank of Galveston ("the Bank") is the trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of Moody
Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

    Other than the shares directly owned by American National and SM&R, as shown above, all shares of the Fund are held by the Separate Accounts.

    Except as shown in the chart above, to the knowledge of the Fund, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on the Record Date.

                     SUMMARY OF SERIES VOTING ON PROPOSALS

    The following table indicates which Series of the Fund is entitled to vote on each proposal:

PROPOSAL                                            SERIES VOTING
--------                                  ----------------------------------
1.    To ratify or reject the             All of the Series voting together
      appointment of Tait, Weller &       as one group.
      Baker as independent auditors of
      the Fund for its fiscal year
      ending December 31, 2000.

2.    To approve or reject certain        All of the Series voting together
      amendments to the Fund's Articles   as one group.
      of Incorporation

3(a)  The approval or disapproval of the  Each Series voting separately.
      amendment of the Series'
      investment restriction on issuer
      diversification.

3(b)  The approval or disapproval of the  Each Series voting separately.
      restatement of the Series'
      investment restriction on industry
      concentration.

3(c)  The approval or disapproval of the  Each Series voting separately.
      amendment of the Series'
      investment restriction on
      borrowing and engaging in margin
      transactions or arbitrage.

3(d)  The approval or disapproval of the  Each Series voting separately.
      restatement of the Series'
      investment restriction on lending
      securities.

3(e)  The approval or disapproval of the  Each Series voting separately.
      restatement of the Series'
      investment restriction on
      underwriting.

3(f)  The approval or disapproval of the  Each Series voting separately.
      restatement of the Series'
      investment restriction on
      investment in real estate.

3(g)  The approval or disapproval of the  Each Series voting separately.
      amendment of the Series'
      investment restriction on
      commodities.

3(h)  The approval or disapproval of the  Each Series voting separately.
      amendment of the Series'
      investment restriction on senior
      securities.

PROPOSAL                                            SERIES VOTING
--------                                  ----------------------------------
3(i)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on short
      sales of securities.

3(j)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      fundamental investment restriction
      on investment in certain physical
      commodity and real estate
      interests.

3(k)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on
      investments to exercise management
      or control.

3(l)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on
      investing in other investment
      companies.

3(m)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on
      investment in restricted
      securities.

3(n)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on
      investments in securities of
      companies with less than three
      years' continuous operations.

3(o)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on
      investments in an issuer of which
      Fund officers and directors or
      portfolio managers own more than a
      certain percentage.

3(p)  The approval or disapproval of the  Each Series voting separately.
      elimination of the Series'
      investment restriction on certain
      purchases or sales from or to any
      officer or director of the
      Series or their investment
      manager.

PROPOSAL 1. AUDITORS
(Item 1 on Proxy Card)

    The Audit Committee and Board of Directors of the Fund appointed Tait, Weller & Baker ("TWB") as the Fund's independent auditors for the fiscal year ended December 31, 2000.

    The Fund does not expect representatives of TWB to attend this Special Meeting.

    REQUIRED VOTE

    Ratification of the selection of TWB as independent auditors requires, as to the entire Fund, the affirmative vote of a majority of the shares present (in person or by proxy) at the Special Meeting, provided that at least a majority
( 1/2) of the outstanding shares entitled to be cast are present at the Special Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF TWB AS THE FUND'S INDEPENDENT AUDITORS.

PROPOSAL 2. PROPOSED AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION (Item 2 on Proxy Card)

    The Fund's Board of Directors, as permitted by the Maryland General Corporation Law and by the Fund's Articles of Incorporation, has established and designated four (4) additional series of the Fund and the number of shares of the Fund's authorized common stock allocated to each of such four (4) new series. The Fund's Articles of Incorporation are being restated to include such new series.

    In addition, the Board also approved certain "clean-up" and technical amendments to the Fund's Articles of Incorporation. Most of these "clean-up" amendments are intended to (i) conform, to the extent appropriate, the Fund's Articles of Incorporation with those of other funds advised by SM&R (the "SM&R complex of funds") and (ii) restate in one document changes contained in Articles Supplementary filed in 1998 which increased the Fund's authorized shares. Conforming the Fund's Articles of Incorporation to the Articles of Incorporation of the other Fund's in the SM&R complex of funds would provide a uniform set of articles and avoid possible administrative difficulties. The "clean-up" changes result in a clearer and simpler statement of the matters covered by the amended articles.

    The reduction of shareholder quorum requirements from one-half ( 1/2) to one-third ( 1/3) in Article V, as expressly permitted by Maryland law, will conform the Fund's articles to the quorum requirements of the other funds in the SM&R complex of funds. Such reduction will also make it easier for the Fund to obtain a quorum for routine matters requiring shareholder approval. The Fund, as is the case with most mutual funds today, frequently has great difficulty in obtaining a quorum. This difficulty results in additional expense to the Fund and results in unnecessary administrative burdens. The Board believes this reduction to be in the Fund's and its shareholders' best interest. The quorum reduction will not affect state law and 1940 Act requirements requiring a higher percentage of shareholders to vote on non-routine matters such as amendment of the Fund's Articles of Incorporation, approval of an investment advisory agreement, or the change of a fundamental investment restriction.

    The Board also believes that the limitation of director and officer liability provision added in Article IX is beneficial to the Fund and its shareholders. Such provision is expressly permitted by Maryland law and is common among mutual funds and other companies. In today's litigious society, many persons who are qualified to be a director or officer of the Fund would be reluctant to do so without the limited protection provided by the proposed limitation of liability provision. As indicated in Article IX, the proposed limitation of liability provision does not relieve directors or officers from liability to the extent (i) they actually received an improper benefit or profit or (ii) a judgment or other final adjudication is entered finding that a director's or officer's action, or failure to act, was the result of active and deliberate dishonesty material to the cause of action adjudicated in the proceeding.

    The Amended and Restated Articles of Incorporation of the Fund, incorporating the changes proposed in Proposal 2, would read as shown in Appendix A. To assist you in your consideration of Proposal 2, Appendix A has been marked to show changes from the Fund's current Articles of Incorporation.

    The amendments can be summarized as follows:

Article I: .................  The changes are non-substantive in nature and are simply to give the current address
                                of the incorporator and to conform the
                                wording of the article to the wording of
                                the articles of incorporation of the other
                                funds in the SM&R complex of funds.

Article III, Section (1): ..  The changes are non-substantive in nature and are simply to conform the wording of the
                                section to the wording of the articles of incorporation of the other funds in the SM&R complex of funds.

Article III, Section (3): ..  The changes are non-substantive in nature and are simply to conform the wording of the
                                section to the wording of the articles of incorporation of the other funds in the SM&R complex of funds.

Article III, Section (4): ..  The changes are non-substantive in nature and are simply to conform the wording of the
                                section to the wording of the articles of incorporation of the other funds in the SM&R complex of funds.

Article III, Section (9): ..  The changes are non-substantive in nature and are simply to conform the wording of the
                                section to the wording of the articles of incorporation of the other funds in the SM&R complex of funds.

Article III--ending
  paragraph: ...............  The changes are non-substantive in nature and are simply to conform the wording of the
                                paragraph to the wording of the articles
                                of incorporation of the other funds in the
                                SM&R complex of funds.

Article IV: ................  The changes are non-substantive in nature and are simply to (i) give the current
                                address of the principal office of the
                                corporation and of the corporation's
                                resident agent; and (ii) to conform the
                                wording of the article to the wording of
                                the articles of incorporation of the other
                                funds in the SM&R complex of funds

Article V: .................  The changes are simply to (i) incorporate increases in the number of authorized
                                shares made in Articles Supplementary
                                filed in 1998; (ii) reflect the
                                establishment by the board of directors of
                                four (4) new series of the Fund; and
                                (iii) to conform the wording of the
                                section to the wording of the articles of
                                incorporation of the other funds in the
                                SM&R complex of funds. A portion of the
                                conforming wording reduces the number of
                                shareholders necessary to constitute a
                                quorum at a shareholders' meeting from
                                one-half ( 1/2) to one-third ( 1/3). This
                                change is a substantive change.

Article VI: ................  The changes are non-substantive in nature and are simply to conform the wording of the
                                article to the wording of the articles of
                                incorporation of the other funds in the
                                SM&R complex of funds.

Article VII: ...............  The changes are non-substantive in nature and are simply to reflect the current number
                                of directors and to conform the wording of
                                such section to the wording of the
                                articles of incorporation of the other
                                funds in the SM&R complex of funds.

Article VIII: ..............  The changes are non-substantive in nature and are simply to conform the wording of
                                such section to the wording of the
                                articles of incorporation of the other
                                funds in the SM&R complex of funds.

Article IX: ................  The change is to renumber existing
                              Article IX as Article X and replace such
                                Article IX with the Limitation of
                                Directors and Officers Liability section
                                contained in the articles of incorporation
                                of the other funds in the SM&R complex of
                                funds. This is a substantive change.

Article X: .................  The change is to eliminate the existing
                              Article X which is unnecessary.

    REQUIRED VOTE

    The amendment of the Articles of Incorporation requires, as to the entire Fund, the affirmative vote of a majority of the outstanding shares entitled to be cast at the Special Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH SERIES VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION.

PROPOSAL 3. PROPOSALS 3(A) THROUGH 3(P) AMENDING, RESTATING AND ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
(Item 3 on Proxy Ballot)

    For each proposed change or element of Proposal 3 the relevant current restriction is described below. The effect of a "FOR" vote on each of Proposals 3(a) through 3(p) is detailed, i.e., whether the current restriction will be:
(i) amended; (ii) restated; or (iii) eliminated entirely. If a proposed restriction will amend or restate the current restriction, then such proposed amendment or restatement is also described in detail.

    The Board of Directors recommends to shareholders of each Series that they approve proposals to amend, restate or eliminate the Series' current investment restrictions. These investment restrictions are fundamental policies that may be changed by a Series only with the approval of a majority of the outstanding shares of that Series, as determined by the provisions of the 1940 Act. As explained below in "Voting Procedures", you have the right to vote on the proposed changes either as a group or individually. The entire slate of proposed fundamental restrictions, as well as the current fundamental restrictions, are provided in Exhibit B for your reference. You should consult such Exhibit B when deciding whether to vote on the proposed changes as a group or individually. Each proposed fundamental restriction is also specifically discussed below where appropriate. Each Series may adopt additional or supplemental fundamental investment restrictions if required by federal regulators or if determined by the Board of Directors to be necessary or desirable. The proposed restrictions meet all of the requirements of the 1940 Act, and no other fundamental investment restrictions beside those stated in Exhibit B are presently required by the 1940 Act.

    One reason for amending, restating or eliminating the Series' investment restrictions is to adopt, insofar as possible, a uniform statement of investment restrictions for all of the mutual funds advised by SM&R, as well as for funds that may be created in the future. Such uniformity would facilitate the comparison of the investment restrictions of different funds in the SM&R complex of funds, as well as the administration of the investment restrictions by the portfolio managers. The proposals would also result in a clearer and simpler statement of these investment restrictions.

    Another reason for amending, restating or eliminating the Series' investment restrictions is to modernize the investment restrictions. Certain of the fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements which at one time led the Board of Directors to impose them on the management of the Series' investments. The Directors believe that the passage of time, changes in regulatory standards, and the development of new practices have rendered certain of the Series' fundamental investment restrictions unnecessary or unwarranted. In certain cases, investment restrictions were adopted in response to state securities laws and regulations restricting certain types of investment company practices and investments. Because the states no longer have the power to enforce these investment restrictions in light of the National Securities Markets Improvement Act of 1996 ("NSMIA"), the elimination of these restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Series' portfolios. In other cases, fundamental restrictions reflect federal, regulatory requirements that remain in effect, but are not required to be fundamental restrictions.

    The Directors propose to amend or eliminate investment restrictions that are redundant or inconsistent with current regulatory standards or industry practice. In particular, the Directors propose to eliminate certain fundamental investment restrictions that are no longer legally required, and to amend certain fundamental investment restrictions that are more restrictive than currently required by law. The Directors believe that eliminating or amending such restrictions would afford the Series greater flexibility in responding to investment opportunities that may arise from time to time.

    The Directors also propose to eliminate other fundamental investment restrictions that are not required to be fundamental.

    If the shareholders of the Series approve all or part of Proposal 3, the Board of Directors plans to adopt such operating policies or non-fundamental investment restrictions for the Series as the Board of Directors determines is appropriate for the management of the Series' portfolios. Non-fundamental investment restrictions may be adopted or changed by the Board of Directors, without seeking approval from shareholders. The Directors believe that reducing the number of restrictions that can be changed only by shareholder vote will result in an enhanced ability to modify investment policies, as appropriate, to respond to changing markets and new investment opportunities, and will minimize costs and delay associated with soliciting shareholders when new opportunities or market changes arise.

    Finally, the Directors propose to restate certain of the Series' investment restrictions, as described below, in order to render clearer and simpler statements of the Series' fundamental policies.

    The Directors do not anticipate that the proposed amendment, restatement, or elimination of the Series' investment restrictions will result in a material change in the level of risk associated with an investment in any Series. If the proposed changes are approved by shareholders of a Series at the Meeting, the Fund's registration statement, including its prospectus and statement of additional information, would be revised, as appropriate, to reflect such changes and, as necessary, to reflect modified investment policies. Any amendment, restatement or elimination of an investment restriction would be effective upon the effective date of the revised registration statement. In the event that an amendment, restatement, or elimination of a restriction or restrictions is not approved by a Series' shareholders, that Series will retain the current fundamental restriction or restrictions, as applicable.

                               VOTING PROCEDURES

    Each element of Proposal 3 discussed below and presented on the proxy voting ballot may be voted on EITHER (i) as a group or (ii) by each element, BUT NOT BOTH. If the entire slate of Proposal 3 is approved, each Series will have no fundamental investment policies or investment restrictions except those set forth in Appendix B.

    If shareholders of a Series approve some, but not all, of the proposed modifications, a Series will have a combination of certain current restrictions and certain proposed restrictions. In that event, each Series would have as its only fundamental restrictions the combination of (i) approved proposed restrictions, and (ii) current restrictions which were retained by shareholder vote.

    A vote on the entire group of proposed modifications will be counted as if it were a vote on each separate proposed modification. For example, a vote "FOR" the entire group of proposed modifications on the proxy voting ballot will be counted as a vote "FOR" each proposed modification. In the event that a proxy voting ballot is returned with a vote on the entire slate and a vote on a specific element of Proposal 3, the vote on the entire slate of proposed modifications will be considered determinative of, and counted as, the shareholder's intended vote. The vote on a specific element will not be counted and will be treated as though it had not been made. If any part of Proposal 3 is adopted, then the Fund's Prospectus and Statement of Additional Information will be revised to reflect the changes in the Fund's fundamental investment policies and restrictions when such changes become effective.

    The Board of Directors believes that submitting each element of Proposal 3 to each Series' shareholders at this time is in the shareholders' and each Series' best interest because it takes advantage of the same shareholders' meeting needed to consider Proposal 2 above. Not having to call another shareholders' meeting to consider Proposal 3 will spare each Series the extra costs and time delay of having a subsequent shareholders meeting to consider changes to each Series' current restrictions.

PROPOSAL 3(A): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON ISSUER DIVERSIFICATION.

    Each Series' current investment restrictions prohibit it: (i) from investing more than 5% of the value of the net assets of the Series, at the time of purchase, in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or its instrumentalities), and (ii) from purchasing any security if, as a result, the Series would own more than 10% of the outstanding voting securities of any issuer.

    To be diversified under the 1940 Act, a Series must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Series may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities, or securities of other investment companies.

    The Board of Directors proposes amending the investment restrictions of each Series to require diversification only to the extent required under the 1940 Act. Additional diversification requirements are required for the Series to be treated as regulated investment companies for federal income tax purposes. These tax-based requirements are not required to be reflected in the proposed investment restrictions and will not be affected by the proposal.

    The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on issuer diversification:

THE SERIES, WITH RESPECT TO 75% OF THE SERIES' TOTAL ASSETS, MAY NOT PURCHASE SECURITIES OF AN ISSUER (OTHER THAN CASH OR CASH ITEMS, OR SECURITIES OF THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES OR OF OTHER INVESTMENT COMPANIES), IF (I) SUCH PURCHASE WOULD CAUSE MORE THAN 5% OF THE SERIES' TOTAL ASSETS TAKEN AT MARKET VALUE TO BE INVESTED IN THE SECURITIES OF SUCH ISSUER, OR
(II) SUCH PURCHASE WOULD AT THE TIME RESULT IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER BEING HELD BY THE SERIES.

PROPOSAL 3(B): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION.

    The 1940 Act requires that an open-end investment company adopt a policy, which cannot be changed without shareholder approval, stating whether 25% or more of the fund's assets can be invested or "concentrated" in the securities of issuers in any one industry. The limitation does not apply to investments in U.S. Government securities. Each Series has adopted a policy not to concentrate in the securities of issuers in any one industry. While not representing a change in investment policy, management recommends that it would be in the best interest of the Series to conform the wording of their investment policies on industry concentration.

    The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policy on industry concentration:

THE SERIES MAY NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY (EXCLUDING THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR
INSTRUMENTALITIES).

PROPOSAL 3(C): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON BORROWING AND ENGAGING IN MARGIN TRANSACTIONS OR ARBITRAGE.

    The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on borrowing. Each Series currently has a limitation upon borrowing. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33- 1/3% of its total assets. The Board of Directors is recommending that the Series adopt a uniform borrowing policy (i) permitting borrowing up to the maximum allowed by the 1940 Act, and (ii) permitting the Series to enter into mortgage dollar rolls accounted for as a financing. For purposes of the Series' policy on borrowing, the Series do not consider certain investments and practices to be borrowings, including short sales, currency transactions, mortgage dollar rolls which are not accounted for as financing, forward contracts, swaps, interest rate caps, floors and collars, options, futures contracts, options on futures contracts, and forward commitment transactions.

    The Series also have a fundamental investment restriction that provides that the Series will not purchase securities on margin or engage in arbitrage. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. Under the 1940 Act, purchases on margin are permitted to obtain short-term credit for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts or related options. The Directors believe that the Series should have the flexibility to engage in such margin transactions, and propose that the Series amend their fundamental investment restriction on margin purchases to permit the purchase of securities on margin to the extent permitted by applicable law. The Directors also propose that the restriction on margin purchases be combined with the Series' investment restriction on borrowing.

    "Arbitrage" involves attempts to profit from differences in price when the same security, currency or commodity is traded on two or more markets. The Directors recommend deleting the Series' fundamental investment restriction prohibiting engaging in arbitrage. While such deletion would permit the Series to engage in arbitrage to the extent permitted by applicable law, if such investment restriction is deleted, the Directors anticipate adopting, as a non-fundamental operating policy, a policy prohibiting arbitrage.

    "Mortgage dollar rolls" are two simultaneous transactions with different settlement dates, with one transaction being a sale and the other transaction being a purchase of mortgage backed securities.

    The Directors believe that the proposed amendment on margin purchases and deletion of the prohibition against arbitrage would permit the Series maximum flexibility to respond to a changing regulatory environment.

    The Board of Directors proposes that each Series adopt the following investment restriction in lieu of its current fundamental policies on borrowing, margin purchases, and arbitrage:

THE SERIES MAY NOT BORROW MONEY, EXCEPT (A) THE SERIES MAY BORROW FROM BANKS (AS DEFINED IN THE ACT) OR THROUGH REVERSE REPURCHASE AGREEMENTS IN AMOUNTS UP TO 33- 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (B) THE
SERIES MAY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (C) THE SERIES MAY OBTAIN SUCH SHORT-TERM CREDITS AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES, (D) THE SERIES MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND (E) THE SERIES MAY ENGAGE IN TRANSACTIONS IN MORTGAGE DOLLAR ROLLS WHICH ARE ACCOUNTED FOR AS FINANCINGS.

PROPOSAL 3(D): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTION ON LENDING SECURITIES.

    The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on lending. The current fundamental investment restriction on lending prohibits the Series from lending money or securities, but excepts purchasing obligations subject to repurchase agreements. Such restriction further provide that the purchase of publicly held debt securities is not considered lending money for purposes of that restriction.

    The Directors believe that securities lending and investment in repurchase agreements with banks, broker-dealers and other financial institutions would be attractive investments for the Series. The Directors propose to amend the Series' investment restriction on lending to permit the Series to engage in securities lending to the extent permitted by applicable law and to enter into repurchase agreements with banks, brokers-dealers and other financial institutions. The proposed amendment of the Series' fundamental investment restriction on lending also would permit the Series to make loans through the purchase of debt obligations. Such provision would incorporate the Series' current policy that permits purchasing obligations subject to repurchase agreements and loans through the purchase of publicly held debt securities, but restates such policy more succinctly.

    The Board of Directors proposes that the Series adopt the following investment restriction in lieu of its current fundamental policy on lending:

THE SERIES MAY NOT MAKE LOANS, EXCEPT THROUGH (A) THE PURCHASE OF DEBT OBLIGATIONS IN ACCORDANCE WITH THE SERIES' INVESTMENT OBJECTIVE AND POLICIES,
(B) REPURCHASE AGREEMENTS WITH BANKS, BROKERS, DEALERS, AND OTHER FINANCIAL INSTITUTIONS, AND (C) LOANS OF SECURITIES AS PERMITTED BY APPLICABLE LAW.

PROPOSAL 3(E): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE SERIES' INVESTMENT RESTRICTION ON UNDERWRITING.

    The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by other issuers. The Board of Directors proposes to restate the Series' current restriction on underwriting to make it more succinct and to conform it to the standard restriction applicable to other funds in the SM&R complex of funds. The proposed restatement of the Series' policy, which does not represent a material change in investment policy, would prohibit the Series from underwriting the securities of other issuers (which is not a part of the normal activities of a mutual fund). The proposed restriction also would clarify that such restriction would not apply to sales of portfolio securities by the Series that may be deemed to be an underwriting.

    The Board of Directors proposes that the Series adopt the following investment restriction in lieu of its current fundamental policy on underwriting:

THE SERIES MAY NOT UNDERWRITE SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT THE SALE OF PORTFOLIO SECURITIES BY THE SERIES MAY BE DEEMED TO BE AN UNDERWRITING.

PROPOSAL 3(F): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF THE PORTFOLIOS' INVESTMENT RESTRICTION ON INVESTMENT IN REAL ESTATE.

    The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The current investment restriction prohibits a Series from buying or selling real estate, but permits the Series to invest in the securities of real estate investment trusts. The Series also has a fundamental investment restriction prohibiting investment in certain physical commodity and real estate interests (discussed in Proposal 3(j) below) that provides, among other things, that the Series do not invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships. The proposed new restriction relating to real estate would combine these two current restrictions.

    The Board of Directors proposes that the Series' fundamental investment restrictions on investment in real estate be amended and restated to provide the Series maximum flexibility under the 1940 Act to invest in interests secured by real estate and to reflect the standard restriction applicable to other funds in the SM&R complex of funds. The proposed fundamental investment restriction would permit the Series to invest in securities secured by real estate or interests therein, securities of real estate investment trusts and in mortgage-related securities. Such restriction also would provide that the Series may hold and sell real estate acquired by the Series as a result of the ownership of securities, affording the Series additional flexibility to own real estate directly as a result of the exercise of their rights in connection with debt obligations secured by real estate, which may serve to protect the Series in the event an issuer of debt securities is unable to meet its obligations. Any investments in securities secured by an interest in real estate would be, of course, subject to the Series' investment objective and policies and to other limitations regarding diversification and concentration. The proposed restriction would restate succinctly and in one restriction all of the provisions relating to real estate that are contained in the Series' various investment restrictions.

    If the proposed investment restriction on investment in real estate is approved, the Board of Directors recommends that the shareholders vote to eliminate the provision contained in the restriction on investment in certain physical commodity and real estate interests (mentioned above and discussed under Proposal 3(j) below).

    The Board of Directors proposes that the Series adopt the following investment restriction in lieu of their current fundamental policy on investment in real estate:

THE SERIES MAY NOT PURCHASE, HOLD OR DEAL IN REAL ESTATE, ALTHOUGH THE SERIES MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED BY REAL ESTATE OR INTERESTS THEREIN, SECURITIES OF REAL ESTATE INVESTMENT TRUSTS, AND MORTGAGE-RELATED SECURITIES AND MAY HOLD AND SELL REAL ESTATE ACQUIRED BY THE SERIES AS A RESULT OF THE OWNERSHIP OF SECURITIES.

PROPOSAL 3(G): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON COMMODITIES.

    The 1940 Act requires that a mutual fund have a fundamental investment policy regarding investments in commodities. The Series' current investment restriction on commodities provides that the Series will not purchase or sell commodities or commodity contracts. The Series also have a fundamental investment restriction prohibiting investment in certain physical commodity and real estate interests (discussed under Proposal 3(j) below). Such fundamental restriction prohibits the Series from investing in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.

    While the Series do not invest in physical commodities or commodities contracts, the Series may, in certain circumstances, appropriately enter into financial futures contracts, options on futures, and, in certain cases, currency contracts. Any financial futures contact or related option is considered to be a commodity contract. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. The amendment is being proposed to enable the Series to enter into financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices in which a Series engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.

    The Board of Directors proposes that the fundamental restriction on purchasing or selling commodities or commodities contracts be liberalized to permit investments in financial futures and options thereon to the fullest extent permitted under applicable law. Amending the restriction in this manner is consistent with mutual fund industry practice and will provide the Series flexibility to invest in such instruments in the future if the Board of Directors determines that investment in such instruments would be advantageous to the Series. The proposed restriction would clarify that certain practices in which the Series may engage (such as forward currency contracts or swaps) are not subject to the restriction on commodities.

    If the proposed investment restriction on commodities is approved, the Board of Directors recommends that the shareholders vote to eliminate the provision contained in the restriction on investment in certain physical commodity and real estate interests (mentioned above and discussed under Proposal 3(j) below).

    The Board of Directors proposes that the Series adopt the following investment restriction in lieu of its current fundamental policy with respect to commodities:

THE SERIES MAY NOT INVEST IN COMMODITIES OR COMMODITY CONTRACTS, EXCEPT THAT THE SERIES MAY INVEST IN CURRENCY AND FINANCIAL INSTRUMENTS AND CONTRACTS THAT ARE COMMODITIES OR COMMODITY CONTRACTS.

PROPOSAL 3(H): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF THE SERIES' INVESTMENT RESTRICTION ON SENIOR SECURITIES.

    The 1940 Act restricts the ability of a mutual fund to issue "senior securities," as defined in the 1940 Act, and requires that a mutual fund adopt a fundamental policy with respect to the issuance of such securities. Senior securities include any form of indebtedness that has priority over the Series' common stock as to the distribution of assets or payment of dividends. As discussed in connection with Proposal 3(c) above, under the 1940 Act a mutual fund is not permitted to issue senior securities except for borrowings from banks.

    The Series' current investment restriction on senior securities prohibits the issuance of senior securities except as permitted by the 1940 Act in connection with borrowing from a bank. The proposed amendment of the Series' restriction on senior securities would permit the Series to issue senior securities to the extent permitted by applicable law. In addition to permitting the borrowing contemplated above under Proposal 3(c), the amendment clarifies that the Series does not consider certain investment practices, such as forward purchases of securities and currencies, options and futures transactions, which may have a leverage effect on the Series to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the SEC. The proposed amendment permits the Series maximum flexibility to respond to a changing regulatory environment.

    The Board of Directors proposes that the Series adopt the following investment restriction in lieu of its current fundamental policy on senior securities:

THE SERIES MAY NOT ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

PROPOSAL 3(I): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON SHORT SALES OF SECURITIES.

    The Series have a fundamental investment policy prohibiting short sales of securities. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The

Board of Directors recommends that shareholders vote to eliminate this fundamental investment restriction. If shareholders approve the elimination of this investment restriction, the Board of Directors plans to adopt a non-fundamental investment policy prohibiting the Series from engaging in the strategy of short sales of securities. Under this investment policy, which could be changed by the Board without shareholder approval, entering into short sales "against the box" would not be deemed to be engaging in the strategy of short sales of securities. In a short sale "against the box," a Series could engage in short sale if it owned, or, by virtue of its ownership of other securities, had the right to obtain, securities equivalent in kind and amount to the securities sold short.

    The Board of Directors proposes that each Series adopt the following non-fundamental investment restriction in lieu of its current fundamental policy on short sales of securities:

THE SERIES MAY NOT ENGAGE IN THE STRATEGY OF SHORT SALES OF SECURITIES.

PROPOSAL 3(J): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENT IN CERTAIN PHYSICAL COMMODITY AND REAL ESTATE INTERESTS.

    The Series have a fundamental investment restriction that prohibits them from investing in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships. The Board of Directors proposes that shareholders vote to eliminate this fundamental investment restriction.

    The portion of the restriction that prohibits investment in oil, gas and mineral interests was imposed by certain state securities laws and regulations. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Series. Moreover, as discussed above under Proposal 3(g), this provision is redundant because a Series' policy with respect to investment in interests in physical commodities already is addressed by both the current and proposed investment restrictions on commodities. The Board of Directors recommends that the provision restricting investment in oil, gas or other mineral leases or rights on royalty contracts be eliminated.

    As discussed above under Proposal 3(f), if the proposed amendment to the Series' fundamental investment restriction on investment in real estate is approved, the provision in the restriction on investment in certain physical commodity and real estate interests that prohibits investment in real estate or real estate limited partnerships would be redundant. Accordingly, the Board of Directors proposes that such provision be eliminated.

PROPOSAL 3(K): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS TO EXERCISE MANAGEMENT OR CONTROL.

    The Series currently have a fundamental investment restriction that prohibits them from investing in a company for the purpose of exercising management or control. This restriction was mandated by certain state securities laws. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on investment to exercise management or control no longer apply to the Series. The Board of Directors therefore has concluded that it is in the best interests of each Series and its shareholders to eliminate such restriction.

PROPOSAL 3(L): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTIONS ON INVESTING IN OTHER INVESTMENT COMPANIES.

    The Series currently have two fundamental investment restrictions prohibiting investments in other investment companies. One of such fundamental investment restrictions provides that no Series may invest more than 5% of the value of its total assets or hold more than 3% of the outstanding voting stock of any closed-end investment company. The other fundamental restriction provides that no Series may acquire securities of other open-end investment companies, except in connection with a merger, consolidation, or acquisition of assets approved by the shareholders. The 1940 Act limits the extent to which mutual fund may invest in other investment companies. The 1940 Act does not, however, require investment companies to adopt a fundamental restriction with respect to investment in other investment companies. The Series' current fundamental investment restrictions are redundant in that they merely recite prohibitions contained in the 1940 Act. The Board of Directors believes that such fundamental investment restrictions are unnecessary, and should be eliminated. Moreover, the Board believes that the 1940 Act provisions regarding investment in other investment companies may change from time to time, and therefore the fundamental restrictions on such investment should be eliminated in order to permit a Series maximum flexibility in responding to a changing regulatory environment. The Directors believe it is in the best interests of each Series and its shareholders to eliminate the two current restrictions on investment in other investment companies.

PROPOSAL 3(M): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' RESTRICTION ON INVESTMENT IN RESTRICTED SECURITIES.

    The Series currently have a fundamental investment restriction that provides that no Series may invest more than 5% of the value of its total assets in securities that are not readily marketable ("illiquid" securities), including restricted securities. Restricted securities are securities that are subject to legal or contractual delays on resale. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a mutual fund has valued the investment. The types of securities that are considered illiquid will vary over time based on changing market conditions and regulatory interpretations. Restricted securities are considered illiquid unless they are determined to be liquid pursuant to guidelines and procedures adopted by a mutual fund's board of directors. The current fundamental investment restriction limits investment in all restricted securities, including liquid and illiquid restricted securities.

    The current restrictions are more restrictive than required under current law. Under current SEC staff interpretations, a mutual fund, other than a money market mutual fund, must limit investment in illiquid securities to 15% of its net assets. A money market mutual fund must limit illiquid investments to 10% of its net assets. The Series' current restrictions permit no investment in either restrictive or illiquid securities. The Board of Directors believes that the Series' current fundamental investment restriction on restricted securities is more limiting than is required under current law in that it encompasses both liquid and illiquid restricted securities. The Board proposes that the fundamental investment restriction on restricted securities be eliminated. If the shareholders of a Series vote to eliminate that Series' investment restriction on restricted securities, the Board of Directors would adopt a non-fundamental policy on investment in illiquid securities that is consistent with the SEC staff position. The change would expand a Series' ability to invest in securities that have restrictions on resale but that may be determined to be liquid pursuant to guidelines and procedures adopted by the Board of Directors. Such liquid restricted securities would include securities with restrictions on resale that nonetheless have a readily available institutional market, such as commercial paper and securities eligible for resale under Rule 144A under the Securities Act of 1933. The Board of Directors believes that eliminating the Series' fundamental restriction on restricted securities will permit these Series to take advantage of the increasingly liquid institutional trading markets.

    The Board of Directors is recommending that the current investment restriction be changed to limit each Series' investments in "illiquid" (rather than "restricted") securities to 15% of its net assets (10% for any money market Series). This will permit a Series to invest in certain securities such as Rule 144A securities, foreign securities, or so-called "Section 4(2)" commercial paper that, while presumptively restricted, could be determined under procedures approved by the Board to be "liquid."

    The Board of Directors proposes that each Series adopt the following non-fundamental investment restriction in lieu of its current fundamental policy on restricted securities:

THE SERIES MAY NOT PURCHASE ANY SECURITY WHICH IS AN ILLIQUID SECURITY IF MORE THAN 15% (10% FOR THE MONEY MARKET PORTFOLIO) OF THE NET ASSETS OF THE SERIES TAKEN AT MARKET VALUE WOULD BE INVESTED IN SUCH SECURITIES.

PROPOSAL 3(N): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS IN SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS' CONTINUOUS OPERATIONS.

    The Series currently have a fundamental investment restriction that prohibits purchasing any securities issued by a company which has not been in continuous operation for three years (typically referred to as "unseasoned issuers"). This investment restriction is based on restrictions on investment in unseasoned issuers contained in certain state securities laws and regulations. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Series. The Directors therefore have concluded that it is in the best interests of the Series and their shareholders to eliminate the policy on unseasoned issuers. In addition, the Directors believe that elimination of this policy will increase the Series' flexibility to invest in unseasoned issuers that otherwise might meet their investment objectives and policies.

    Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have more limited markets and financial resources. However, the Directors believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objectives and policies of the Series warrant the elimination of the current policy.

    The Directors believe it is in the best interests of the Series and their shareholders to eliminate the current restriction on investment in unseasoned issuers.

PROPOSAL 3(O): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON INVESTMENTS IN AN ISSUER OF WHICH FUND OFFICERS AND DIRECTORS OR PORTFOLIO MANAGERS OWN MORE THAN A CERTAIN PERCENTAGE.

    The Series currently have a fundamental investment restriction that prohibits them from purchasing or retaining the securities of any issuer if any officer or director of the Fund or of its investment manager owns individually more than one-half of one percent ( 1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Fund and investment manager together own more than 5% of the securities of that issuer. This restriction was mandated by certain state securities laws. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law percentage restrictions on investment by Fund management no longer apply to the Series. The Directors therefore have concluded that it is in the best interests of each Series and its shareholders to eliminate such restriction.

PROPOSAL 3(P): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE SERIES' INVESTMENT RESTRICTION ON CERTAIN PURCHASES OR SALES FROM OR TO ANY OFFICER OR DIRECTOR OF THE SERIES OR ITS INVESTMENT MANAGER.

    The Series currently have a fundamental investment restriction that provides that no Series may purchase from or sell to any officer or director of the Series or its investment manager any securities other than shares of the capital stock of the Series. The 1940 Act limits the extent to which a mutual fund may purchase and sell securities from its officers, directors, and investment adviser, but does not require a mutual fund to adopt a fundamental investment restriction with respect to such purchases and sales. The Series' current fundamental investment restriction is redundant in that it merely recites prohibitions set forth in the 1940 Act with respect to purchases and sales to affiliated persons. The Board of Directors believes that the Series' current fundamental restriction on purchases from and sales to officers, directors, and investment managers is unnecessary and should be eliminated. The Board also believes that the 1940 Act provisions regarding such purchases and sales may change from time to time, and therefore such fundamental restriction should be eliminated in order to permit the Series maximum flexibility in responding to a changing regulatory environment. The Directors believe it is in the best interests of the Series and their shareholders to eliminate the current restriction of purchases from and sales to officers, directors, and investment managers of the Series.

REQUIRED VOTE

    Approval of each proposed amendment, restatement or elimination of a Series' fundamental investment restrictions requires the affirmative vote of a majority of the outstanding shares of that Series, as determined by the provisions of the 1940 Act. Pursuant to the 1940 Act, a "vote of a majority of the Series' outstanding voting securities" means the approval by the lesser of (i) more than 50% of the Series' outstanding voting securities, or (ii) 67% or more of the Series' outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Series are present (in person or by proxy). If a proposed amendment is not approved with respect to a Series, the current investment restriction will continue in effect unchanged for a Series.

BOARD OF DIRECTORS' RECOMMENDATION

    The Board of Directors believes that each proposed amendment, restatement, or elimination of the Series' fundamental investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities, and will clarify and simplify the Series' restrictions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH SERIES VOTE "FOR" THE APPROVAL OF THE AMENDMENT, RESTATEMENT, OR ELIMINATION OF EACH SERIES' INVESTMENT RESTRICTIONS.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of a Series cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                 ANNUAL REPORT

    The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended December 31, 1999, including financial statements, was mailed to shareholders in March, 1999. The Fund will furnish, without charge, a copy of the Annual Report to a shareholder upon request. Any such request should be made to Teresa E. Axelson, Secretary of the Fund, at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573 or
(800) 526-8346, ext. 229.

                                 OTHER BUSINESS

    Management knows of no other business which will be presented for consideration at the meeting other than as stated above. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.

    All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy in the enclosed envelope.

                                 By Order of the Board of Directors

                                 Teresa E. Axelson
                                 SECRETARY

                                   APPENDIX A
                              AMENDED AND RESTATED


                           ARTICLES OF INCORPORATION
                                       OF
                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                   ARTICLE I


    The undersigned, Jerry L. Adams, whose <#>post office</#> address is c/o Greer, Herz & Adams, L.L.P., One Moody Plaza, <#>14th</#> 18th Floor, Galveston, Texas 77550 and who is an adult of full legal age, does hereby declare that he is an incorporator intending to form a corporation under and by virtue of the Maryland General Corporation Law authorizing the formation of corporations.


                                   ARTICLE II

    The name of the Corporation is AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                                  ARTICLE III
                              PURPOSES AND POWERS


    The <#>purposes</#> purpose for which the Corporation is formed and its objects, rights, power and privileges are:



        (1) To conduct and carry on the business of an <#>investment company of the open end management type</#> open-end, management type investment company registered under the Investment Company Act of 1940 (as amended and together with any successor act thereto and all rules, regulations and orders thereunder, referred to as the " '40 Act"), and to have and exercise any and all rights and powers necessary and appropriate to the conduct of such business or in any way incidental thereto;


        (2) To subscribe for, or otherwise acquire, purchase, pledge, sell, assign, transfer, exchange, distribute or otherwise dispose of, and generally deal in and hold all forms of securities and other investments, including, but not limited to, stocks (preferred and common), notes, bonds, debentures, scrip, warrants, participation certificates, bankers acceptances, futures, options of all types on securities and futures, mortgages, commercial paper, choses in action, evidences of indebtedness and other obligations of every kind and description, precious metals and contracts and rights to acquire or dispose of precious metals, and in

                                  Appendix A-1
    connection therewith to hold part or all of its assets in cash or cash equivalents or money market instruments.


        (3) To continuously issue and sell shares of its own capital stock (all without the vote or consent of the stockholders of the Corporation) in such amounts and on such terms and conditions, for such purposes and for such
    <#>amount</#> amounts or <#>kind</#> kinds of consideration now or hereafter permitted by the Maryland General Corporation Law, or any act amendatory thereof, supplemental thereto, or in substitution therefor (the "Maryland General Corporation Law"), and by the Articles of Incorporation of the Corporation, as its Board of Directors may determine;



        (4) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, retire or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the <#>laws of</#> Maryland
    <#>and</#> General Corporation Law and by the Articles of Incorporation of
    the Corporation;


        (5) To borrow or raise money for any purpose of the Corporation and from time to time to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and nonnegotiable instruments and evidences of indebtedness, and to pledge, hypothecate and borrow upon the credit of the assets of the Corporation;

        (6) To take all such action as shall be desirable and necessary to cause its shares to be licensed or registered for sale under the laws of the United States and in any state, county, city or other municipality of the United States, the territories thereof, the District of Columbia or in any foreign country and in any town, city or subdivision thereof;

        (7) To make contracts and generally to do any and all acts and things necessary or desirable in furtherance of any of the corporate purposes or designed to protect, preserve and/or enhance the value of the corporate assets, all to the extent permitted to business corporations authorized under the laws of the State of Maryland, as now or may in the future be authorized by said laws;

        (8) To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes, objects or powers hereinbefore set forth to the same extent and as fully as a natural person might or could do, in any part of the world and either alone or in association or partnership with other corporations, firms or individuals;


        (9) To have all the rights, powers and privileges now or hereafter conferred by the laws of the State of Maryland upon a corporation


                                  Appendix A-2
    organized under the Maryland General Corporation Law; <#>or under any act amendatory thereof, supplemental thereto or in substitution therefor,</#> and


        (10) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes, objects or powers.


    The foregoing clauses <#>shall be construed both as objectives and powers, and it is hereby expressly provided that the enumeration herein of any specific objective and power shall not be held to limit or restrict</#> are and shall be regarded as independent and separate and the enumeration in any such clause of any specified objectives and/or powers shall not be construed as limiting or restricting in any way the general <#>powers of the Corporation, nor shall such</#> objectives and powers stated in any other clause; nor shall any of the objectives and/or powers stated above, except when otherwise expressly provided, be in any way limited or restricted by reference to, or inference from, the terms of any other clause of <#>the</#> these Articles of Incorporation <#> of the Corporation but the objectives and powers specified in each of the foregoing clauses of this Article shall be regarded as independent objectives and powers</#>.


                                   ARTICLE IV
                      PRINCIPAL OFFICE AND RESIDENT AGENT


    The <#>post office</#> address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, <#>32 South Street</#> 300 East Lombard, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of the State of Maryland, whose <#>post office</#> address is
<#>32 South Street</#> 300 East Lombard, Baltimore, Maryland 21202.


                                   ARTICLE V
                                 CAPITAL STOCK


    (1) The total number of shares of capital stock <#>which</#> that the Corporation <#>initially</#> shall have authority to issue is <#>One Hundred Million (100,000,000) shares of common stock</#> two billion (2,000,000,000) shares, of the par value of one cent <#>($.01) each, such shares to be classified as "Common Shares", and to be</#> ($0.01) per share and of the aggregate par value of <#>One Million dollars ($1,000,000). Unless otherwise prohibited by law, so long as the corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, the total number of shares


                                  Appendix A-3
which</#> twenty million dollars ($20,000,000.00), all of which two billion (2,000,000,000) shares are designated Common Shares.



    (2) The Board of Directors of the Corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of, or any shares previously issued and reacquired by, the Corporation, whether now or hereafter authorized, in separate series and classes that may <#>to issue may be increased or decreased by the Board of Directors in accordance with the applicable provisions of the Maryland General Corporation Law. The Corporation is authorized to issue its Common Shares in two or more series or two or more classes, and, subject to the requirements of the Investment Company Act of 1940, as amended, particularly Section 18(f) thereof and Rule 18f 2 thereunder, the different series or classes of Common Shares shall</#> be established and designated, <#>and the variations in the relative</#> from time to time. The shares of said series and classes of stock shall have such preferences, conversion <#>and</#> or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as
<#>between the different series of classes of Common Shares</#> shall be fixed and determined from time to time by the Board of Directors <#>; provided that the Board of Directors shall not classify or reclassify any of such Common Shares into any class or series of stock which is prior to any class or series of Common Stock then outstanding with respect to rights upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the general s assets of, the Corporation, except that there may be variations so fixed and determined between different series or classes of Common Shares as to investment objective, purchase price, right of redemption, special rights as to dividends and on liquidation with respect to assets belonging to a particular series of class of Common Shares, voting powers and conversion rights. All references to Common Shares in these Articles shall be deemed to be to shares of any or all series and classes as the context may require</#>. The Board of Directors is authorized to increase or decrease the number of shares of any series or class, but the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.



    (3) <#>The following is a description of</#> The Board of Directors may redesignate a class or series of shares of capital stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not in itself affect the preferences, conversion <#>and</#> or other rights, voting powers, restrictions, limitations as to dividends, qualifications <#>and</#> or terms <#>and</#> or conditions of redemption of
<#>the series designated as the "Growth Portfolio" (of which there are initially authorized 15,000,000 shares), the "Money Market Portfolio" (of which there are initially authorized 50,000,000 shares),</#> such shares of stock.


                                  Appendix A-4

    (4) There is hereby established and classified eight separate series of stock, the "Growth Portfolio", to be comprised of one hundred fifteen million (115,000,000) shares; the "Equity Income Portfolio", to be comprised of one hundred twenty million (120,000,000) shares; the "Balanced Portfolio" <#> (of which there are initially authorized 15,000,000 shares), the "Managed Portfolio" (of which there are initially authorized 20,000,000 shares) and any additional class or series of Common Shares of the Corporation (unless provided otherwise by</#>, to be comprised of one hundred fifteen million (115,000,000) shares; the "Money Market Portfolio", to be comprised of one billion fifty million (1,050,000,000) shares; the "Government Bond Portfolio", to be comprised of two million (2,000,000) shares; the "Small-Cap/Mid-Cap Portfolio", to be comprised of ten million (10,000,000) shares; the "High Yield Bond Portfolio", to be comprised of ten million (10,000,000) shares; and the "International Stock Portfolio", to be comprised of ten million (10,000,000) shares, each of the shares of such series to have a par value of one cent ($0.01) per share. Without limiting the authority of the Board of Directors <#>with respect to any such additional class or series at the time of establishing and designating such additional class or series).</#> set forth herein to establish and designate any further series or classes, and to classify and reclassify any unissued shares, and subject to such authority, shares of each series, now authorized and hereafter authorized, shall be subject to the following provisions:



        (a) <#>The number of authorized Common Shares and the number of Common Shares of each series or of each class that may be issued shall be in such number as may be determined by the Board of Directors. The Directors may classify or reclassify any unissued Common Shares or any Common Shares previously issued and reacquired of any series or class into one or more series or one or more classes that may be established and designated from time to time. The Directors may hold as treasury shares (of the same or some other series or class) reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any series or any class reacquired by the Corporation at their discretion from time to time</#> As more fully set forth hereafter, the assets and liabilities and the income and expenses of each series shall be determined separately and, accordingly, the net asset value, the dividends payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders of shares of the Corporation's stock may vary from series to series.



        (b) All consideration received by the Corporation for the issue or sale of <#>Common Shares</#> shares of a particular series<#> or class</#>, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including
    <#>any</#> all proceeds derived from the sale, exchange or liquidation <#>of such assets</#> thereof, and any


                                  Appendix A-5
    funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series <#>or class</#> for all purposes, subject only to the rights of creditors of that series <#>or class, and</#> and shall be referred to as "assets belonging to" that series. The assets belonging to a particular series shall be so recorded upon the books of <#>account of the corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any asset derived from any reinvestment of such proceeds in whatever form the name may be shall be referred to in these Articles of Incorporation as "assets belonging to" or "belonging to" such series or class</#> the Corporation. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series <#>or class</#>, the Directors shall allocate them among, and they shall then belong to, any one or more of the series <#>or classes</#> established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Corporation shall be conclusive and binding upon the stockholders of all series <#>or classes</#> for all purposes. The Directors shall have full discretion, to the extent not inconsistent with the <#>Investment Company Act of 1940, as amended,</#> '40 Act and the Maryland General Corporation Law, to determine which items shall be treated as income and which items shall be treated as capital, and each such determination and allocation shall be conclusive and binding upon the stockholders.



        (c) The assets belonging to each particular series <#>or class</#> shall be charged with the liabilities of the Corporation <#>in respect of</#> attributable to that series <#>or class</#> and all expenses, costs, charges and reserves attributable to that series<#> or class</#>. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series <#>or class</#> shall be allocated and charged by the Directors to and among any one or more of the series <#>or classes</#> established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Directors shall be conclusive and binding upon the <#>stockholder of all series or classes for all purposes.</#> stockholders of all series for all purposes.



        (d) <#>Dividends and distributions on common Shares of a particular series or class may be paid with such frequency as the Directors may determine, which may be daily or otherwise,</#> Shares of each series shall be entitled to such dividends and distributions, in shares or in cash or both, as may be declared from time to time by the Board of Directors, acting in


                                  Appendix A-6
    its sole discretion, with respect to such series, provided that dividends and distributions shall be paid on shares of a series only out of lawfully available assets belonging to that series. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine<#>, to the holders</#>. All dividends and distributions on Common Shares of a particular series shall be distributed pro-rata to the holders of that series in proportion to the number of Common Shares of that series <#>or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series or class, as the Directors may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on Common Shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of Common Shares of that series or class</#> held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order <#>and/or</#> or payment <#>have</#> has not been received by the time or times established by the Board of Directors under such program or procedure.



        (e) The <#>Corporation intends to have each separate series or class qualify as a "regulated investment company" under the Internal Revenue Code of 1986, or any successor comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the</#> Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, (including dividends designated in whole or in part as capital <#>gains distributions, amounts</#> gain distributions) an amount sufficient, in the opinion of the Board of Directors, to enable <#>the respective</#> each series <#>or classes</#> of the Corporation to qualify as a regulated investment <#>companies</#> company under the Internal Revenue Code of 1986, as from time to time amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of
    <#>such</#> each series <#>or class</#> of the Corporation for
    <#>Federal</#> federal income <#>tax</#> and excise taxes in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify <#>the series or classes as</#> as a regulated investment <#>companies</#> company and to avoid liability of <#>such</#> any series of the Corporation for such <#>tax</#> taxes. Dividends and distributions may be made in cash, property or additional shares of the same or another class or series, or a combination thereof, as


                                  Appendix A-7
    determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each stockholder of the mode of the making of such dividend or distribution to that stockholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in the '40 Act and as determined <#>section (3) below. Each holder of any series or class of stock of the Corporation who surrenders his certificate in good delivery form to the Corporation, or, if the shares in question are not represented by certificates, who delivers to the Corporation a written request in good order signed by the shareholder, shall be entitled to convert the shares in question on the basis hereinafter set forth into shares of stock of any other series or class of the Corporation. The Corporation shall determine the net asset value, as defined in the By-Laws, of the shares to be converted, shall deduct any conversion cost as specified</#> by the Board of Directors <#>, within five (5) business days after each surrender and payment, and shall issue to the shareholder such number of shares of stock of the series or class desired as, taken at the net asset value thereof determined in the same manner and at the same time as that of the shares surrendered, shall equal the net asset value of the shares surrendered, less the conversion cost as aforesaid. Any amount representing a fraction of a share may be paid in cash at the option of the Corporation. Upon any conversion taking place proper transfer shall be made between the assets belonging to the various series or classes of stock involved. The Board of Directors may limit this privilege to shares which have been held for such reasonable period as the directors may determine.</#> of the Corporation.



        (f) In the event of the liquidation or dissolution of the Corporation or of a particular <#>class or</#> series, the <#>stockholder of each class or</#> stockholders of a series that has been established and designated and is being liquidated shall be entitled to receive, as a <#>class or</#> series, when and as declared by the Board of Directors, <#>the excess of</#> out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that <#>class or series over the liabilities belonging to that class or series. The holders of shares of any particular class or series shall not be entitled thereby to any distribution upon liquidation of any other class or</#> series. The assets so distributable to the stockholders of <#>any particular class or</#> a series shall be distributed among such stockholders in <#>proporation</#> proportion to the number of shares of that <#>class or</#> series held by them and recorded on the books of the Corporation <#>The liquidation of any particular class or series in which there are shares then outstanding may be authorized by vote of a majority of</#> or, in the event that the series is divided into classes, in the manner determined by the Board of Directors
    <#>then in office, subject to the approval of a majority of the outstanding securities</#> in accordance with the '40 Act. In the event that there are any


                                  Appendix A-8
    assets available for distribution which are not readily identifiable as belonging to any particular series, such assets shall be allocated by the Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Directors in their sole discretion deem fair and equitable, and then distributed to the holders of stock of each series as aforesaid. Each allocation of such assets by the Directors shall be conclusive and binding upon the stockholders of all series for all purposes.



        (g) The Corporation shall, upon due presentation of a share or shares of stock for redemption, redeem such share or shares of stock at a redemption price prescribed by the Board of Directors in accordance with applicable laws and regulations. The proceeds of the redemption of the shares of any class of stock of the Corporation may be reduced by the amount of any contingent deferred sales charge, liquidation charge, or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the '40 Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. (together, the "NASD").



        (h) To the extent permitted by the '40 Act and Maryland General Corporation Law, the Corporation may redeem shares of Common Shares of any series or class not offered for redemption held by any shareholder whose shares have a value less than such minimum amount as may be fixed by the Board of Directors (the "Minimum Required Investment").



        (i) Notwithstanding Article V(4)(i) of these Articles of Incorporation, to the extent permitted by the '40 Act and Maryland General Corporation Law, the Corporation may redeem shares of Common Shares of any series or class not offered for redemption held by any shareholder without regard to the value of such shares.



        (j) If shares of stock are redeemed pursuant to Articles V(4)(h) or V(4)(i) of these Articles of Incorporation, the Corporation shall pay the redemption price in cash or in kind in such manner as is consistent with and not in contravention of the '40 Act. Redemption prices shall be paid exclusively out of the assets of the series whose shares are being redeemed. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of holders of shares of any class or series to require the Corporation to redeem shares of that class or series<#>, as defined in the Investment Company Act of 1940, as amended, and without the vote of the holders of any other class or series. The liquidation or dissolution of a particular class or series may be


                                  Appendix A-9
    accomplished, in whole or in part, by the transfer of assets of such class or series to another class or series or by the exchange of shares of such class or series for the</#> during any period or at any time when and to the extent permissible under the '40 Act.



        (k) At such times (which may vary between and among the holders of particular classes) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the '40 Act and applicable rules and regulations of the NASD and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock of the Corporation may be automatically converted into shares of another class
    <#>or series</#> of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.



Except as provided above, all provisions of the Articles of Incorporation relating to stock of the Corporation shall apply to shares of, and to the holders of, all classes of stock.



    (5) On each matter submitted to a vote of the stockholders, each holder of a share shall be entitled to one vote for each share standing in his name on the books of the Corporation on a date reasonably determined by the Board of Directors of the Corporation, irrespective of the class or series thereof, and all shares of all classes or series shall vote as a single class or series ("Single Class <#>voting")</#> Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any class or series is required by the <#>Investment Company Act of 1940, as amended</#> '40 Act, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of Single Class <#>voting</#> Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more classes or series, then, subject to (iii) below, the shares of all other classes or series shall vote as a single class or series; and (iii) as to any matter which does not affect the interest of particular class or series, only the holders of shares of the one or more affected classes or series shall be entitled to vote.



    (6) The establishment and designation of any series or class of Common Shares shall be effective upon (1) the adoption by a majority of the then Directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument and (2) the filing with the proper authority of the


                                 Appendix A-10

State of Maryland of Articles Supplementary setting forth such establishment and designation and relative rights and preferences.



    (7) Unless otherwise required by the '40 Act or by the Maryland General Corporation Law, the presence in person or by proxy of the holders of one-third ( 1/3) of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of the Charter of the Corporation permit or require that holders of any series or class shall vote as a separate series or class, then one-third ( 1/3) of the aggregate number of shares of capital stock of that series or class, as applicable, outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class, as applicable.



    (8) No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase, subscribe for, or otherwise acquire any shares of the Corporation or any other security that the Corporation may issue or sell (whether out of the number of shares authorized by the Charter of the Corporation or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that <#>The Corporation shall, upon due presentation of a share or shares of stock for redemption, redeem such share or shares of stock at a redemption price prescribe by</#> the Board of Directors in <#>accordance with applicable laws and regulations; provided that in no event shall such price be less than the applicable net asset value per share of such class or series as determined in accordance with the provisions of this section
(3), less such redemption charge as is determined by the Board of Directors, which redemption charge shall not exceed eight percent (8%) of such net asset value per share. The Corporation may redeem, at the current net asset value, shares of any series not offered for redemption held by any shareholder whose shares have a value of less than $1,000,, or such lesser amount as may be fixed by the Board of Directors (the "Minimum Required Investment"); provided, that before the Corporation redeems such shares it must notify the shareholder that the value of his shares is less than the Minimum Required Investment and allow him 60 days to make an addition investment in an amount which will increase the value of his account to the Minimum Required Investment or more. The Corporation shall pay redemption prices in cash, except that the Corporation may pay redemption price in kind in such manner as is consistent with and not in contravention of Section 18(f) of the Investment Company Act of 1940, as amended, and any Rules of Regulations thereunder. Redemption prices shall be paid exclusively out of the assets of the series whose shares are being redeemed.</#> its discretion may determine to grant.


    <#>Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of

                                 Appendix A-11
any class or series to require the Corporation to redeem shares of that class or series during any period or at any time when and to the extent permissible under the Investment Act of 1940, as amended, or any rule or order thereunder.</#>


    (9) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter of Corporation and the By-Laws of the Corporation, as from time to time amended or supplemented.


    <#>The net asset value of a share of any class or series of Common Stock of the Corporation shall be determined in accordance with applicable laws and regulations and under the supervision of such persons and at such time or times as shall from time to time be prescribed by the Board of Directors.</#>


    (10) The Corporation may issue, sell, redeem, repurchase and otherwise deal in and with shares of its stock in fractional denominations and such fractional denominations shall, for all purposes, be shares of <#>common stock</#> Common Shares having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends <#>and distributions,</#> and the right to participate upon liquidation of the Corporation; provided that the issue of shares in fractional denominations shall be limited to such <#>transaction</#> transactions and be made upon such terms as may be fixed by or under authority of the By-Laws.



    (11) The Corporation shall not be obligated to issue certificates representing shares of any class or series unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.



    (12) The Board of Directors of the Corporation shall have the final decision upon questions concerning the method of computing net asset value, valuation of assets, procedure in repurchase, and other matters in connection with placing in effect the offering price and repurchase of the Corporation's Common Shares.


                                   ARTICLE VI
                               PREEMPTIVE RIGHTS


    No stockholder of the Corporation of any class or series <#>or class,</#> whether now or hereafter authorized, shall have any preemptive or preferential or other right of purchase of or subscription to any shares of any class or series of stock, or securities <#>covertible</#> convertible into, exchangeable for or evidencing the right to purchase stock of any class or series whatever, whether or not the stock in question <#>be</#> is of the same class or series as may be held by such stockholders, and whether now or hereafter authorized and whether issued for


                                 Appendix A-12
cash, property, services or otherwise, other than such, if any, as the Board of Directors in its discretion may from time to time fix.


                                  ARTICLE VII
                         NUMBER AND POWERS OF DIRECTORS


    (1) The number of directors of the Corporation shall be <#>three (3) or</#> such <#>other</#> number, not less than <#>five (5)</#> three (3), as may
<#>from time to time</#> be specified in or fixed in the manner prescribed by the By-Laws of the Corporation. <#>The</#> Until a different number is fixed as provided by the By-Laws, the Corporation shall have nine (9) directors. Unless otherwise provided by the By-Laws of the Corporation, <#>shall also specify the number of directors which shall be necessary to and shall constitute a quorum; provided, however, that in no case shall a quorum be less than one third (1/3) of the total number of directors or less than two (2) directors. Unless otherwise provided by the by laws of the corporation,</#> directors need not be stockholders thereof.



    (2) The names of the initial directors who shall act until the first annual meeting or until their successors are duly chosen <#>and qualify</#> are:


                                Steven H. Stubbs

                                Don B. Reynolds

                                Milton L. Brock


    (3) So long as permitted by Maryland law and by the '40 Act, directors elected at a meeting of shareholders shall not have a specified term and shall serve until their successors are elected and qualified. Cumulative voting in the election of directors is prohibited.



    (4) The Board of Directors of the Corporation is hereby empowered to authorize the issuance <#>form</#> from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in the Charter or the By-Laws of the Corporation or in the Maryland General Corporation Law or in the '40 Act.



    (5) Each Director and each officer of the Corporation shall be indemnified by the Corporation to the <#>full</#> fullest extent permitted by the Maryland General Corporation Law and the By-Laws of the Corporation, as such Law and By-Laws may now or in the future <#>may</#> be in effect, subject only to such limitations as may be required by the <#>Investment Company Act of 1940, as amended</#> '40 Act.


    (6) The Board of Directors of the Corporation may make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular

                                 Appendix A-13

By-Law which is specified as not subject to alteration or repeal by the Board of Directors.

    (7) The Corporation may employ such custodian or custodians for the safekeeping of the property of the Corporation and of its shares, such dividend disbursing agent or agents, and such transfer agents or agents and registrar or registrars for its shares, and may make and perform such contracts for the aforesaid purposes as in the opinion of the Board of Directors of this Corporation may be reasonable, necessary, or proper for the conduct of the affairs of the Corporation, and may pay the fees and disbursements of such custodians, dividend disbursing agents, transfer agents, and registrars out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, the Board of Directors may cause any or all of the property of the Corporation to be transferred or to be acquired and held in the name of a custodian so appointed or in the name of any nominee or nominees of this Corporation or nominee or nominees of such custodian satisfactory to the said Board of Directors.


    (8) The Corporation may enter into a written contract or contracts with any person, including any firm, corporation, trust or association in which any officer, other employee, director or stockholder of <#>this</#> the Corporation may be interested, providing for a delegation of the management of all or part of <#>this</#> the Corporation's securities portfolio and also for the delegation of the performance of administrative corporate functions, subject always to the direction of the Board of Directors. The compensation payable by the Corporation under such contracts shall be such as is deemed fair and equitable to both parties by the said Board of Directors. Any such contracts shall in all respects be consistent with and subject to the requirements of the
<#>Investment Company Act of 1940 as then in effect and regulations of the
Securities and Exchange Commission (or any succeeding governmental authority) promulgated thereunder</#> '40 Act.


                                  ARTICLE VIII
                                STOCKHOLDER VOTE


    Notwithstanding any provisions of Maryland law requiring <#>a greater proportion</#> the affirmative vote of more than a majority of the votes all classes or of any class of stock entitled to be cast, to take or authorize any action, the Corporation, if permitted by the <#>Investment Company Act of 1940</#> '40 Act, may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon. Without intending any limitation of the foregoing sentence, such majority approval shall be sufficient, valid and effective, after due authorization, approval and/or


                                 Appendix A-14
other action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation:



        (a) the amendment of the Charter of the Corporation;



        (b) the consolidation of the Corporation with one or more corporations to form a new consolidated corporation;



        (c) the merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;



        (d) the sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises;



        (e) the participation by the Corporation in a share exchange (as defined by applicable Maryland laws) as the Corporation the stock of which is to be acquired;



        (f) the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.



                                   ARTICLE IX
                 LIMITATION OF DIRECTORS AND OFFICERS LIABILITY



    The personal liability of the Corporation's directors and officers to the Corporation or to its stockholders shall be limited to the fullest extent permitted by the Maryland General Corporation Law. In particular, but without limiting in any way the preceding sentence, directors and officers of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages arising out of any act or omission in their capacity as director or officer, except:



        (1) To the extent that it is proved that a director or officer actually received an improper benefit or profit in money, property, or services, such director or officer shall believable to the corporation for the amount of the benefit or profit in money, property, or services actually received; or



        (2) To the extent that a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.


                                 Appendix A-15

                          ARTICLE X <#>ARTICLE IX</#>
                              PERPETUAL EXISTENCE



    The duration of the Corporation shall be perpetual.


    <#>article x</#>

    <#>Amendment</#>

    <#>The Corporation reserves the right from time to time to make any amendment of its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding Common Shares by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon, by a vote at a meeting or in writing with or without a meeting.</#>

                                 Appendix A-16

                                   APPENDIX B
                 Current and Proposed Fundamental Restrictions

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Issuer Diversification           A Portfolio will not  The Series, with
Proposal 3(a)                    purchase securities   respect to 75% of
                                 (including            the Series' total
                                 commercial paper) of  assets, may not
                                 any issuer if such    purchase securities
                                 purchase would at     of an issuer (other
                                 that time (i) cause   than cash or cash
                                 more than 5% of the   items, or securities
                                 value of the          of the U.S.
                                 individual            Government, its
                                 Portfolio's total     agencies, or
                                 assets to be          instrumentalities or
                                 invested in           of other investment
                                 securities of any     companies), if
                                 one issuer other      (i) such purchase
                                 than the U.S.         would cause more
                                 Government or its     than 5% of the
                                 corporate             Series' total assets
                                 instrumentalities or  taken at market
                                 (ii) cause the        value to be invested
                                 Portfolio to own      in the securities of
                                 more than 10% of the  such issuer, or
                                 outstanding voting    (ii) such purchase
                                 securities of any     would at the time
                                 issuer.               result in more than
                                                       10% of the
                                                       outstanding voting
                                                       securities of such
                                                       issuer being held by
                                                       the Series.
Industry Concentration           A Portfolio will not  The Series may not
Proposal 3(b)                    concentrate its       invest 25% or more
                                 investments in any    of its total assets
                                 one industry by       in the securities of
                                 investment of more    one or more issuers
                                 than 25% of the       conducting their
                                 value of its total    principal business
                                 assets in such        activities in the
                                 industry.             same industry
                                                       (excluding the U.S.
                                                       Government or any of
                                                       its agencies or
                                                       instrumentalities).

                                  Appendix B-1

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Borrowing and Margin             A Portfolio will not  The Series may not
Transactions                     borrow money.         borrow money, except
Proposal 3(c)                    A Portfolio will not  (a) the Series may
                                 engage in margin      borrow from banks
                                 transactions or       (as defined in the
                                 arbitrage.            Act) or through
                                                       reverse repurchase
                                                       agreements in
                                                       amounts up to
                                                       33 1/3% of its total
                                                       assets (including
                                                       the amount
                                                       borrowed), (b) the
                                                       Series may, to the
                                                       extent permitted by
                                                       applicable law,
                                                       borrow up to an
                                                       additional 5% of its
                                                       total assets for
                                                       temporary purposes,
                                                       (c) the Series may
                                                       obtain such short-
                                                       term credits as may
                                                       be necessary for the
                                                       clearance of
                                                       purchases and sales
                                                       of portfolio
                                                       securities, (d) the
                                                       Series may purchase
                                                       securities on margin
                                                       to the extent
                                                       permitted by
                                                       applicable law, and
                                                       (e) the Series may
                                                       engage in
                                                       transactions in
                                                       mortgage dollar
                                                       rolls which are
                                                       accounted for as
                                                       financings.

                                  Appendix B-2

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Loan Restriction                 A Portfolio will not  The Series may not
Proposal 3(d)                    lend money, and the   make loans, except
                                 Money Market          through (a) the
                                 Portfolio will not    purchase of debt
                                 lend securities       obligations in
                                 except that the       accordance with the
                                 Portfolio may         Series' investment
                                 purchase obligations  objective and
                                 subject to            policies,
                                 repurchase            (b) repurchase
                                 agreements. The       agreements with
                                 purchase of publicly  banks, brokers,
                                 held debt securities  dealers, and other
                                 is not considered     financial
                                 lending money for     institutions, and
                                 the purpose of this   (c) loans of
                                 restriction.          securities as
                                                       permitted by
                                                       applicable law.
Underwriting Restriction         A Portfolio will not  The Series may not
Proposal 3(e)                    underwrite            underwrite
                                 securities of other   securities issued by
                                 issuers, except       others, except to
                                 where the Company     the extent that the
                                 may be deemed to be   sale of portfolio
                                 a statutory           securities by the
                                 underwriter for       Series may be deemed
                                 purposes of certain   to be an
                                 federal securities    underwriting.
                                 laws in connections
                                 with the disposition
                                 of portfolio
                                 securities,
                                 restricted
                                 securities or not
                                 readily marketable
                                 securities.

                                  Appendix B-3

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Real Estate and Oil and Gas      A Portfolio will not  The Series may not
Proposal 3(f)                    buy or sell real      purchase, hold or
                                 estate although a     deal in real estate,
                                 Portfolio may invest  although the Series
                                 in the securities of  may purchase and
                                 real estate           sell securities that
                                 investment trusts.    are secured by real
                                 A Portfolio will not  estate or interests
                                 invest in oil, gas    therein, securities
                                 or other mineral      of real estate
                                 leases, rights on     investment trusts,
                                 royalty contracts or  and mortgage-
                                 in real estate or     related securities
                                 real estate limited   and may hold and
                                 partnerships.         sell real estate
                                                       acquired by the
                                                       Series as a result
                                                       of the ownership of
                                                       securities.
Commodities                      A Portfolio will not  The Series may not
Proposal 3 (g)                   purchase or sell      invest in
                                 commodities or        commodities or
                                 commodity contracts.  commodity contracts,
                                                       except that the
                                                       Series may invest in
                                                       currency and
                                                       financial
                                                       instruments and
                                                       contracts that are
                                                       commodities or
                                                       commodity contracts.
Senior Securities                A Portfolio will not  The Series may not
Proposal 3(h)                    issue senior          issue senior
                                 securities, except    securities to the
                                 as permitted by       extent such issuance
                                 sections 18(f) and    would violate
                                 (g) and the           applicable law.
                                 rules thereunder of
                                 the Investment
                                 Company Act of 1940.
Short Sales of Securities        A Portfolio will not  N/A
Proposal 3(i)                    make short sales of
                                 securities.

                                  Appendix B-4

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Physical Commodity and Real      A Portfolio will not  N/A
Estate Interests                 invest in oil, gas
Proposal 3(j)                    or other mineral
                                 leases, rights on
                                 royalty contracts or
                                 in real estate or
                                 real estate limited
                                 partnerships.
Exercise Control of Management   A Portfolio will not  N/A
Proposal 3(k)                    invest in companies
                                 for the purpose of
                                 exercising
                                 management or
                                 control.

Investment in other Investment   A Portfolio will not  N/A
Companies Proposal 3(l)          invest more than 5%
                                 of the value of its
                                 total assets in any
                                 closed-end
                                 investment company
                                 and will not hold
                                 more than 3% of the
                                 outstanding voting
                                 stock of any closed-
                                 end investment
                                 company.
                                 A Portfolio will not
                                 acquire securities
                                 of other open-end
                                 investment
                                 companies, except in
                                 connection with a
                                 merger,
                                 consolidation, or
                                 acquisition of
                                 assets approved by
                                 the shareholders.

                                  Appendix B-5

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Restricted Securities            A Portfolio will not  N/A
Proposal 3(m)                    invest more than 5%
                                 of the value of its
                                 total assets in
                                 securities which are
                                 not readily
                                 marketable including
                                 restricted
                                 securities.
Continuous Operation             A Portfolio will not  N/A
Proposal 3(n)                    invest more than 5%
                                 of the value of its
                                 total assets in
                                 securities of
                                 companies having a
                                 record of less than
                                 three years
                                 continuous
                                 operations
Officer, Director, Portfolio     A Portfolio will not  N/A
Manager Ownership                purchase or retain
Proposal 3(o)                    securities of any
                                 issuer if any
                                 officer or director
                                 of the Fund or of
                                 its investment
                                 manager own
                                 individually more
                                 than one-half of one
                                 percent ( 1/2 of 1%)
                                 of the securities of
                                 that issuer, and
                                 collectively the
                                 officers and
                                 directors of the
                                 Fund and investment
                                 manager together own
                                 more than 5% of the
                                 securities of that
                                 issuer.

                                  Appendix B-6

                                 EXISTING FUNDAMENTAL  PROPOSED FUNDAMENTAL
                                     RESTRICTIONS          RESTRICTIONS
Purchases from or Sales to       A Portfolio will not  N/A
Officers or Directors of Fund    purchase from or
or its Portfolio Manager         sell to any officer
Proposal 3(p)                    or director of the
                                 Fund or its
                                 investment manager
                                 any securities other
                                 than shares of the
                                 capital stock of the
                                 Portfolio.

                                  Appendix B-7

PROXY VOTING BALLOT

(11)

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                                GROWTH PORTFOLIO

                SPECIAL SHAREHOLDERS' MEETING ON APRIL 13, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the American National Investment Accounts, Inc. -- Growth Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, April 13, 2000, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

    You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO ANY PROPOSAL LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

         (Record Date Shares)
                 Name
                 Name
               Address
               Address
               Address
               Address

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

    VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR items 1, 2 and 3.)

    1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. To approve certain amendments to the Fund's Articles of Incorporation.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(Continued on Next Page)

    3. To approve amending, restating or eliminating the Portfolio's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED
   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

    A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(c) Proposed Changes in Restrictions Regarding Borrowing, Margin Transactions and Arbitrage:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Statutory Underwriters and Underwriting of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(f) Proposed Change in Restriction Regarding Real Estate Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
Companies:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(m) Proposed Change in Restriction Regarding Investments in Companies Based on Company's Years in Continuous Operation:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Purchasing Securities in Which Certain Affiliated Persons Also Invest:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

                 ---------------------------------------------------------------

    I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE PORTFOLIO HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED
MARCH 15, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date: _________________________________________
_______________________________________________
              Signature of Owner
_______________________________________________
Signature of Co-Owner (if account held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (I.E. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.

PROXY VOTING BALLOT

(12)

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               MANAGED PORTFOLIO

                SPECIAL SHAREHOLDERS' MEETING ON APRIL 13, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the American National Investment Accounts, Inc. -- Managed Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, April 13, 2000, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

    You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO ANY PROPOSAL LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

         (Record Date Shares)
                 Name
                 Name
               Address
               Address
               Address
               Address

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

    VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR items 1, 2 and 3.)

    1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. To approve certain amendments to the Fund's Articles of Incorporation.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3. To approve amending, restating or eliminating the Portfolio's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED
   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

    A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(c) Proposed Changes in Restrictions Regarding Borrowing, Margin Transactions and Arbitrage:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Statutory Underwriters and Underwriting of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(f) Proposed Change in Restriction Regarding Real Estate Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

(Continued on Next Page)

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
Companies:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(m) Proposed Change in Restriction Regarding Investments in Companies Based on Company's Years in Continuous Operation:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Purchasing Securities in Which Certain Affiliated Persons Also Invest:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

                 ---------------------------------------------------------------

    I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE PORTFOLIO HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED
MARCH 15, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date: _________________________________________
_______________________________________________
              Signature of Owner
_______________________________________________
Signature of Co-Owner (if account held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (I.E. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.

PROXY VOTING BALLOT

(13)

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               BALANCED PORTFOLIO

                SPECIAL SHAREHOLDERS' MEETING ON APRIL 13, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the American National Investment Accounts, Inc. -- Balanced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, April 13, 2000, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

    You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO ANY PROPOSAL LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

         (Record Date Shares)
                 Name
                 Name
               Address
               Address
               Address
               Address

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

    VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR items 1, 2 and 3.)

    1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. To approve certain amendments to the Fund's Articles of Incorporation.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3. To approve amending, restating or eliminating the Portfolio's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED
   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

    A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(c) Proposed Changes in Restrictions Regarding Borrowing, Margin Transactions and Arbitrage:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Statutory Underwriters and Underwriting of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(f) Proposed Change in Restriction Regarding Real Estate Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(Continued on Next Page)

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
Companies:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(m) Proposed Change in Restriction Regarding Investments in Companies Based on Company's Years in Continuous Operation:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Purchasing Securities in Which Certain Affiliated Persons Also Invest:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

                 ---------------------------------------------------------------

    I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE PORTFOLIO HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED
MARCH 15, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date: _________________________________________
_______________________________________________
              Signature of Owner
_______________________________________________
Signature of Co-Owner (if account held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (I.E. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.

PROXY VOTING BALLOT

(14)

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                             MONEY MARKET PORTFOLIO

                SPECIAL SHAREHOLDERS' MEETING ON APRIL 13, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints EDWIN K. NOLAN and MICHAEL W. McCROSKEY, and each of them, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the American National Investment Accounts, Inc. -- Money Market Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in Galveston, Texas, on Thursday, April 13, 2000, and at any postponement or adjournment thereof for each of the Proposals contained in the Proxy Statement.

    You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO ANY PROPOSAL LISTED BELOW, THE TIMELY RETURN OF THIS PROXY VOTING BALLOT WILL BE DEEMED AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSALS. THE NAMED PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY VOTING BALLOT IN THE ENVELOPE PROVIDED. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

         (Record Date Shares)
                 Name
                 Name
               Address
               Address
               Address
               Address

                          YOUR VOTE IS IMPORTANT TO US

           THANK YOU FOR TAKING THE TIME TO VOTE THIS PROXY BALLOT!!!

    VOTE ON PROPOSALS (The Board of Directors recommends a vote FOR items 1, 2 and 3.)

    1. To ratify the appointment of Tait, Weller & Baker as independent auditors for the Fund.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. To approve certain amendments to the Fund's Articles of Incorporation.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3. To approve amending, restating or eliminating the Portfolio's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

  Mark one of the boxes below to vote on the entire slate of Proposal 3 in the aggregate.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

              STOP HERE AND SIGN ON THE REVERSE SIDE, AS DIRECTED
   UNLESS YOU WOULD LIKE TO VOTE ON EACH ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

    A VOTE "FOR" THE ENTIRE SLATE OF PROPOSAL 3 IN THE AGGREGATE COUNTS AS A VOTE "FOR" EACH PROPOSED ELEMENT, REGARDLESS OF WHETHER YOU VOTE ON AN ELEMENT OF PROPOSAL 3 INDIVIDUALLY.

To vote on each amendment, restatement or elimination separately:

    3(a) Proposed Change in Restriction Regarding Issuer Diversification:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(b) Proposed Change in Restriction Regarding Concentration of Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(c) Proposed Changes in Restrictions Regarding Borrowing, Margin Transactions and Arbitrage:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(d) Proposed Change in Restriction Regarding Lending:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(e) Proposed Change in Restriction Regarding Statutory Underwriters and Underwriting of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(f) Proposed Change in Restriction Regarding Real Estate Investments:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(g) Proposed Change in Restriction Regarding Investment in Commodities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(h) Proposed Change in Restriction Regarding Issuance of Senior Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(i) Proposed Change in Restriction Regarding Short Sales of Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(Continued on Next Page)

    3(j) Proposed Change in Restriction Regarding Investing to Exercise Control or Management:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(k) Proposed Change in Restriction Regarding Investing in Other Investment
Companies:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(l) Proposed Change in Restriction Regarding Investment in Restricted
Securities:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(m) Proposed Change in Restriction Regarding Investments in Companies Based on Company's Years in Continuous Operation:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3(n) Proposed Change in Restriction Regarding Purchasing Securities in Which Certain Affiliated Persons Also Invest:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    4. To act on such other matters as may properly come before the meeting or any adjournment thereof.

                 ---------------------------------------------------------------

    I HEREBY REVOKE ANY AND ALL PROXIES WITH RESPECT TO SHARES OF THE PORTFOLIO HERETOFORE GIVEN BY ME. I ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT DATED
MARCH 15, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

Date: _________________________________________
_______________________________________________
              Signature of Owner
_______________________________________________
Signature of Co-Owner (if account held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE PROXY VOTING BALLOT. JOINT OWNERS MUST EACH SIGN THE PROXY VOTING BALLOT TO HAVE YOUR VOTE COUNT. WHEN SIGNING AS A FIDUCIARY (I.E. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN), GIVE THE FULL TITLE AS TO THE CAPACITY IN WHICH YOU ARE SIGNING.